UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

April 26, 2016

Date of Report (Date of earliest event reported)

PEAPACK-GLADSTONE FINANCIAL CORPORATION

(Exact name of Registrant as Specified in its Charter)

New Jersey

(State or Other Jurisdiction of Incorporation)

001-16197	22-3537895
(Commission File Number)	(IRS Employer Identification No.)

500 Hills Drive, Suite 300

Bedminster, New Jersey 07921-1538

(Address of principal executive offices)

(908) 234-0700

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐        Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐        Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐        Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐        Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

Item 5.02	Departure of Directors or Certain Officers; Compensatory Arrangements of Certain Officers.

(e) On April 26, 2016, the shareholders of Peapack-Gladstone Financial Corporation (the “Company”) approved the amended Peapack-Gladstone Financial Corporation 2012 Long-Term Stock Incentive Plan (the “Amended Plan”). The Amended Plan, among other items, increases the shares available for issuance under the Plan by 500,000 shares and implements double trigger vesting of equity awards in connection with a change in control.

A detailed summary of the Amended Plan is set forth in the Company’s proxy statement for its 2016 Annual Meeting of Shareholders, as filed with the Securities and Exchange Commission on March 17, 2016 (the “Proxy Statement”). The foregoing description of the Amended Plan is qualified in its entirety by reference to such summary and the full text of the Amended Plan, both of which are incorporated herein by reference. A copy of the Amended Plan is filed as Exhibit 10.1 to this Current Report on Form 8-K.

Item 5.07	Submission of Matters to a Vote of Security Holders.

On April 26, 2016, the Annual Meeting of Shareholders of the Company was held. A total of 14,538,576 of the Company’s shares were present or represented by proxy at the meeting. The Company’s shareholders took the following actions:

Proposal #1 - Voted on the election of 11 persons, named in the Proxy Statement, to serve as directors of the Company for the ensuing year constituting the entire Board of Directors. The following is a list of directors elected at the Annual Meeting with the number of votes “For” and “Withheld” as well as the number of abstentions and broker non-votes.

Name	For	Withheld	Abstentions	Broker Non-Votes
Finn M.W. Caspersen, Jr	12,312,346	247,095	0	1,979,135
Dr. Susan A. Cole	12,222,068	337,373	0	1,979,135
Anthony J. Consi, II	12,139,634	419,807	0	1,979,135
Richard Daingerfield	12,236,335	323,106	0	1,979,135
Edward A. Gramigna, Jr	12,335,466	223,975	0	1,979,135
Douglas L. Kennedy	12,332,490	226,951	0	1,979,135
F. Duffield Meyercord	12,145,905	413,536	0	1,979,135
John D. Kissel	12,252,191	307,250	0	1,979,135
James R. Lamb	12,326,881	232,560	0	1,979,135
Philip W. Smith, III	12,148,818	410,623	0	1,979,135
Beth Welsh	12,242,177	317,264	0	1,979,135

Proposal #2 - Compensation of Executive Officers.

The number of shares voted “For” and “Against” this proposal, as well as the number of abstentions and broker non-votes, is as follows:

Number of Votes
For	9,163,940
Against	2,705,718
Abstentions	689,783
Broker Non-Votes	1,979,135

Proposal #3 – Approval of the Amended Peapack-Gladstone Financial Corporation 2012 Long-Term Stock Incentive Plan.

The number of shares voted “For” and “Against” this proposal, as well as the number of abstentions and broker non-votes, is as follows:

Number of Votes
For	7,802,552
Against	3,985,808
Abstentions	771,081
Broker Non-Votes	1,979,135

Proposal #4 - Ratification of Crowe Horwath LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2016.

The number of shares voted “For” and “Against” this proposal, as well as the number of abstentions, is as follows:

Number of Votes
For	14,488,531
Against	47,798
Abstentions	2,247

Item 9.01	Financial Statements and Exhibits.

10.1	Peapack-Gladstone Financial Corporation 2012 Long-Term Stock Incentive Plan, as amended

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PEAPACK-GLADSTONE FINANCIAL CORPORATION

Dated: April 29, 2016	By: /s/ Jeffrey J. Carfora
Jeffrey J. Carfora
Senior Executive Vice President, and Chief Financial
Officer and Principal Accounting Officer